UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 13(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2014

Elephant Talk Communications Corp.
(Exact name of registrant as specified in its charter)

Delaware	000-030061	95-4557538
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3600 NW 138TH St. STE 102 Oklahoma City, OK 73134
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code: (405) 301-6774

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13-e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 12, 2014, Elephant Talk Communications Corp. (the “Company”) issued a press release disclosing certain information regarding its results of operations for the quarter ended March 31, 2014. A copy of the press release is furnished under Item 2.02 as Exhibit 99.1.

The information being furnished pursuant to Item 2.02, Item 7.01 and Exhibit 99.1 of this Current Report on Form 8-K shall not be deemed “filed” for the purposes of, or otherwise subject to, the liabilities under Section 18 of the Securities Exchange Act of 1934, as amended . Unless expressly incorporated into a filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act made after the date hereof, the information contained under Item 2.02, Item 7.01 and Exhibit 99.1 shall not be incorporated by reference into any filing of the Company whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 7.01. Regulation FD Disclosure.

See “Item 2.02 Results of Operations and Financial Condition” above.

Item 9.01. Financial Statements and Exhibits.

99.1	Press Release issued by Elephant Talk Communications Corp., dated May 12, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELEPHANT TALK COMMUNICATIONS CORP.

Date: May 12, 2014	By:	/s/ Alex Vermeulen
Alex Vermeulen
General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release issued by Elephant Talk Communications Corp., dated May 12, 2014.